Exhibit 99.1

CHINA AGRITECH, INC.
NON-EXECUTIVE DIRECTOR’S CONTRACT

THIS AGREEMENT (this “Agreement”) is made as of the _____ day of December, 2009 and is by and between China Agritech, Inc., a Delaware corporation (hereinafter referred to as the “Company”) and Ms. Anne Wang (hereinafter referred to as the “Director”).

BACKGROUND

The Board of Directors of the Company desires to appoint the Director to serve as a member of the Board of Directors and to have the Director perform the duties of a Non-Executive Director and the Director desires to be so appointed for such position and to perform the duties required of such position in accordance with the terms and conditions of this Agreement.

AGREEMENT

In consideration of the premises and the mutual covenants and agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, the Company and the Director hereby agree as follows:

1.           DUTIES.  The Company requires that the Director will be available to perform the duties of a Non-Executive Director customarily related to this function, customarily performed by Non-Executive Directors of similarly situated companies and as may be determined and assigned by the Board of Directors of the Company and/or required by the Company’s constituent instruments, including its certificate or articles of incorporation, bylaws and its corporate governance and board committee charters, each as amended or modified from time to time, and by applicable law, including the Delaware General Corporation Law.  The Director agrees to devote as much time as necessary to perform completely the duties as the Director of the Company.

2.           TERM.  The term of this Agreement shall commence as of the date of the Director’s appointment by the Board of Directors of the Company (in the event the Director is appointed to fill a vacancy) or the date of the Director’s election by the stockholders of the Company and shall continue until the earlier of one year or the Director’s removal or resignation.

3.           COMPENSATION.  The Director agrees to serve as a director of the Company without remuneration; provided, however, that the Company will reimburse the Director, in the same manner and to the same extent as other non-executive or independent directors of the Company, for expenses incurred by the Director in connection with the Director’s performance of her duties as a Director.

4.           CONFIDENTIALITY.  The Company and the Director each acknowledge that, in order for the intents and purposes of this Agreement to be accomplished, the Director shall necessarily be obtaining access to certain confidential information concerning the Company and its affairs, including, but not limited to business methods, information systems, financial data and strategic plans which are unique assets of the Company (“Confidential Information”).  “Confidential Information” will not, however, include information which (i) at the time of disclosure or thereafter is generally available to, and known by, the public (other than as a result of a disclosure directly or indirectly by the Director in violation of this Agreement), (ii) at the time of disclosure was available on a nonconfidential basis from a source other than the Company, provided that such source is not and was not bound by a confidentiality, nondisclosure or other similar agreement with the Company or (iii) was known by the Director prior to receiving the information from the Company.  The Director covenants not to, either directly or indirectly, in any manner, utilize or disclose to any person, firm, corporation, association or other entity any Confidential Information; provided, however, that the Director may disclose the Confidential Information to the extent the Director becomes legally required to do so, provided that the Director will notify the Company promptly in writing of such requirement so that the Company may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Agreement.

6.           NON-COMPETE.  During the term of this Agreement and for a period of twelve (12) months following the Director’s removal or resignation from the Board of Directors of the Company or any of its subsidiaries or affiliates (the “Restricted Period”), the Director shall not, directly (i) in any manner whatsoever engage in the People’s Republic of China in any capacity with any business competitive with the Company’s current lines of business or any business then engaged in by the Company, any of its subsidiaries or any of its affiliates (the “Company’s Business”) for the Director’s own benefit or for the benefit of any person or entity other than the Company or any subsidiary or affiliate; or (ii) have any interest as owner, sole proprietor, stockholder, partner, lender, director, officer, manager, employee, consultant, agent or otherwise in any business in the People’s Republic of China competitive with the Company’s Business; provided, however, that the Director may hold, directly or indirectly, solely as an investment, not more than one percent (1%) of the outstanding securities of any person or entity which is listed on any national securities exchange or regularly traded in the over-the-counter market notwithstanding the fact that such person or entity is engaged in a business competitive with the Company’s Business.  In addition, during the Restricted Period, the Director shall not develop any property for use in the Company’s Business on behalf of any person or entity other than the Company, its subsidiaries and affiliates.  The Company acknowledges that the Director is a Vice President of Carlyle Asia Growth Capital, which regularly invests in businesses in Asia and may invest in businesses that are competitive with the Company’s Business.  As such, notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall prohibit The Carlyle Group or its affiliates, including Carlyle Asia Growth Partners IV, L.P. and CAGP IV Co-Investment, L.P., from having any interest as owner, stockholder, partner, lender, director, consultant or otherwise in any business competitive with the Company’s Business.

7.           TERMINATION.  With or without cause, the Company and the Director may each terminate this Agreement at any time upon ten (10) days written notice, and the Company shall be obligated to pay to the Director the compensation and expenses due up to the date of the termination.  Nothing contained herein or omitted herefrom shall prevent the stockholder(s) of the Company from removing the Director with immediate effect at any time for any reason.

8.           INDEMNIFICATION.  The Company shall indemnify, defend and hold harmless the Director, to the full extent allowed by the law of the State of Delaware, and as provided by, or granted pursuant to, any charter provision, bylaw provision, agreement (including, without limitation, the Indemnification Agreement executed herewith), vote of stockholders or disinterested directors or otherwise, both as to action in the Director’s official capacity and as to action in another capacity while holding such office.  The Company and the Director are executing the Indemnification Agreement in the form attached hereto as Exhibit A.

9.           EFFECT OF WAIVER.  The waiver by either party of the breach of any provision of this Agreement shall not operate as or be construed as a waiver of any subsequent breach thereof.

10.           NOTICE.  Any and all notices referred to herein shall be sufficient if furnished in writing at the addresses specified on the signature page hereto or, if to the Company, to the Company’s address as specified in filings made by the Company with the U.S. Securities and Exchange Commission and if by fax to 86- 10-5962 1225.

11.           GOVERNING LAW.  This Agreement shall be interpreted in accordance with, and the rights of the parties hereto shall be determined by, the laws of the State of Delaware without reference to that state’s conflicts of laws principles.

12.           ASSIGNMENT.  The rights and benefits of the Company under this Agreement shall be transferable, and all the covenants and agreements hereunder shall inure to the benefit of, and be enforceable by or against, its successors and assigns.  The duties and obligations of the Director under this Agreement are personal and therefore the Director may not assign any right or duty under this Agreement without the prior written consent of the Company.

13.           MISCELLANEOUS.  If any provision of this Agreement shall be declared invalid or illegal, for any reason whatsoever, then, notwithstanding such invalidity or illegality, the remaining terms and provisions of this Agreement shall remain in full force and effect in the same manner as if the invalid or illegal provision had not been contained herein.

14.           ARTICLE HEADINGS.  The article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.           COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.  Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

16.           ENTIRE AGREEMENT.  Except as provided elsewhere herein, this Agreement sets forth the entire agreement of the parties with respect to its subject matter and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party to this Agreement with respect to such subject matter.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have cause this Non-Executive Director’s Contract to be duly executed and signed as of the day and year first above written.

CHINA AGRITECH, INC.

BY:
Name: Yu Chang
Title: CEO and President

NON-EXECUTIVE DIRECTOR

Anne Wang
Address:
Carlyle Asia Growth Capital
The Carlyle Group
66th Floor, Plaza 66
1266 Nanjing Road West
Shanghai 200040 China

EXHIBIT A

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”), dated as of the ___ day of _______, 2009 is made by and between China Agritech Inc., a Delaware corporation (the “Company”), Anne Wang, a non-executive director of the Company (the “Indemnitee”) and Carlyle Asia Growth Partners IV, L.P., a Cayman Islands exempted limited partnership, and CAGP IV Co-Investment, L.P., a Cayman Islands exempted limited partnership (collectively, the “Fund”).

RECITALS

A.           The Company and the Indemnitee recognize that the present state of the law is too uncertain to provide the Company’s officers and directors with adequate and reliable advance knowledge or guidance with respect to the legal risks and potential liabilities to which they may become personally exposed as a result of performing their duties for the Company;

B.           The Company and the Indemnitee are aware of the substantial growth in the number of lawsuits filed against corporate officers and directors in connection with their activities in such capacities and by reason of their status as such;

C.           The Company and the Indemnitee recognize that the cost of defending against such lawsuits, whether or not meritorious, is typically beyond the financial resources of most officers and directors of the Company;

D.           The Company and the Indemnitee recognize that the legal risks and potential liabilities, and the threat thereof, associated with proceedings filed against the officers and directors of the Company bear no reasonable relationship to the amount of compensation received by the Company’s officers and directors;

E.           The Company, after reasonable investigation prior to the date hereof, has determined that the liability insurance coverage available to the Company as of the date hereof is inadequate, unreasonably expensive or both.  The Company believes, therefore, that the interest of the Company and its current and future stockholders would be best served by a combination of (i) such insurance as the Company may obtain pursuant to the Company’s obligations hereunder and (ii) a contract with its officers and directors, including the Indemnitee, to indemnify them to the fullest extent permitted by law (as in effect on the date hereof, or, to the extent any amendment may expand such permitted indemnification, as hereafter in effect) against personal liability for actions taken in the performance of their duties to the Company;

F.           Section 145 of the Delaware General Corporation Law empowers Delaware corporations to indemnify their officers and directors and further states that the indemnification provided by Section 145 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office; thus, Section 145 does not by itself limit the extent to which the Company may indemnify persons serving as its officers and directors;

G.           The Company’s Certificate of Incorporation and Bylaws authorize the indemnification of the officers and directors of the Company in excess of that expressly permitted by Section 145;

H.           The Board of Directors of the Company has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and to encourage such individuals to take the business risks necessary for the success of the Company, it is necessary for the Company to contractually indemnify its officers and directors, and to assume for itself liability for expenses and damages in connection with claims against such officers and directors in connection with their service to the Company, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its stockholders;

I.           The Company desires and has requested the Indemnitee to serve or continue to serve as a director or officer of the Company, free from undue concern for the risks and potential liabilities associated with such services to the Company; and

J.           The Indemnitee is willing to serve, or continue to serve, the Company, provided, and on the expressed condition, that the Indemnitee and Fund are furnished with the indemnification provided for herein.

AGREEMENT

NOW, THEREFORE, the Company and Indemnitee agree as follows:

1.           DEFINITIONS.

(a)           “Expenses” means, for the purposes of this Agreement, any and all expenses (including reasonable attorneys’ fees and all other costs, expenses and obligations), losses, claims, judgments, fines, penalties and amounts paid in settlement (if, and only if, such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually incurred by the Indemnitee in connection with investigating, defending or participating in (including on appeal) a Proceeding.

(b)           “Proceeding” means, for the purposes of this Agreement, any threatened, pending or completed  action or  proceeding,  whether  civil, criminal, administrative or investigative (including an action brought by or in the right of the Company) in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any action taken by Indemnitee or of any inaction on his or her part while acting as such director or officer or by reason of the fact that he or she is or was serving at the request of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director or officer of the foreign or domestic corporation which was a predecessor corporation to the Company or of another enterprise at the request of such predecessor corporation, whether or not he or she is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

2.           AGREEMENT TO SERVE.

Indemnitee agrees to serve or continue to serve as a director or officer of the Company to the best of his or her abilities at the will of the Company or under separate contract, if such contract exists, for so long as Indemnitee is duly elected or appointed and qualified or until such time as the Indemnitee tenders his or her resignation in writing.  Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

3.           INDEMNIFICATION.

(a)           Third Party Proceedings.  The Company shall indemnify Indemnitee against Expenses, judgments, fines, penalties or amounts paid in settlement (if the settlement is approved in advance by the Company) actually and reasonably incurred by Indemnitee in connection with a Proceeding (other than a Proceeding by or in the right of the Company) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful.  The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Company, or, with respect to any criminal Proceeding, had no reasonable cause to believe that Indemnitee's conduct was unlawful.

(b)           Proceedings By Or In The Right Of The Company.  To the fullest extent permitted by law, the Company shall indemnify Indemnitee against Expenses and amounts paid in settlement, actually and reasonably incurred by Indemnitee in connection with a Proceeding by or in the right of the Company to procure a judgment in its favor if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company and its stockholders.  Notwithstanding the foregoing, no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged liable to the Company in the performance of Indemnitee’s duty to the Company and its stockholders unless and only to the extent that the court in which such action or Proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for Expenses and then only to the extent that the court shall determine.

(c)           Fund.  The Company agrees that, if and whenever the Fund is or was a party or is threatened to be made a party to or is in any way involved in any Proceeding related to Indemnitee’s service with or on behalf of the Company (including, without limitation, any such Proceeding brought by or in the right of the Company), the Company shall indemnify the Fund against all Expenses actually incurred by the Fund or on the Fund’s behalf in connection with such Proceeding (including but not limited to in connection with the investigation, defense, settlement or appeal of such Proceeding) except to the extent that any such Expenses arise from a Proceeding for which the Fund is not entitled to indemnification hereunder pursuant to Section 4 hereof or under applicable law.

(d)           Scope.  Notwithstanding any other provision of this Agreement but subject to Section 14(b), the Company shall indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by other provisions of this Agreement, the Company’s Certificate of Incorporation, the Company’s Bylaws or by statute.

4.           LIMITATIONS ON INDEMNIFICATION.

Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a)           Excluded Acts.  To indemnify Indemnitee for any violations of law or any acts or omissions or transactions from which a director may not be relieved of liability under applicable law;

(b)           Excluded Indemnification Payments.  To indemnify or advance Expenses in violation of any prohibition or limitation on indemnification under the statutes, regulations or rules promulgated by any state or federal regulatory agency having jurisdiction over the Company;

(c)           Claims Initiated By Indemnitee.  To indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit;

(d)           Lack Of Good Faith.  To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any Proceeding instituted by Indemnitee to enforce or  interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such Proceeding was not made in good faith or was frivolous;

(e)           Insured Claims.  To indemnify Indemnitee for Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to or on behalf of Indemnitee by an insurance carrier under a policy of directors’ and officers’ liability insurance maintained by the Company or any other policy of insurance maintained by the Company or Indemnitee; or

(f)           Claims Under Section 16(b).  To indemnify Indemnitee for Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

5.           DETERMINATION OF RIGHT TO INDEMNIFICATION.

Upon receipt of a written claim addressed to the Board of Directors for indemnification pursuant to Section 3, the Company shall determine by any of the methods set forth in Section 145 of the Delaware General Corporation Law whether Indemnitee has met the applicable standards of conduct which makes it permissible under applicable law to indemnify Indemnitee.  If a claim under Section 3 is not paid in full by the Company within ninety (90) days after such written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, unless such action is dismissed by the court as frivolous or brought in bad faith, the Indemnitee shall be entitled to be paid also the expense of prosecuting such claim.  The court in which such action is brought shall determine whether Indemnitee or the Company shall have the burden of proof concerning whether Indemnitee has or has not met the applicable standard of conduct.

6.           ADVANCEMENT AND REPAYMENT OF EXPENSES.

Subject to Section 4 hereof, the Expenses incurred by Indemnitee in defending and investigating any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding within 30 days after receiving from Indemnitee the copies of invoices presented to Indemnitee for such Expenses, if Indemnitee shall provide an undertaking to the Company to repay such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification.  In determining whether or not to make an advance hereunder, the ability of Indemnitee to repay shall not be a factor.  Notwithstanding the foregoing, in a proceeding brought by the Company directly, in its own right (as distinguished from an action bought derivatively or by any receiver or trustee), the Company shall not be required to make the advances called for hereby if the Board of Directors determines, in its sole discretion, that it does not appear that Indemnitee has met the standards of conduct which make it permissible under applicable law to indemnify Indemnitee and the advancement of Expenses would not be in the best interests of the Company and its stockholders.

7.           PARTIAL INDEMNIFICATION.

If the Indemnitee is entitled under any provision of this Agreement to indemnification or advancement by the Company of some or a portion of any Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a Proceeding, but is not entitled to indemnification or advancement of the total amount thereof, the Company shall nevertheless indemnify or pay advancements to the Indemnitee for the portion of such Expenses or liabilities to which the Indemnitee is entitled.

8.           NOTICE TO COMPANY BY INDEMNITEE.

Indemnitee shall notify the Company in writing of any matter with respect to which Indemnitee intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Indemnitee of written notice thereof; provided, however, that any delay in so notifying the Company shall not constitute a waiver by Indemnitee of her rights hereunder.  The written notification to the Company shall be addressed to the Board of Directors and shall include a description of the nature of the Proceeding and the facts underlying the Proceeding and be accompanied by copies of any documents filed with the court in which the Proceeding is pending.  In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

9.           MAINTENANCE OF LIABILITY INSURANCE.

(a)           Subject to Section 4 hereof, the Company hereby agrees that so long as Indemnitee shall continue to serve as a director or officer of the Company and thereafter so long as Indemnitee shall be subject to any possible Proceeding, the Company, subject to Section 9(b), shall use reasonable commercial efforts to obtain and maintain in full force and effect directors’ and officers’ liability insurance (“D&O Insurance”) which provides Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’ directors, if Indemnitee is a director; or of the Company’s officers, if Indemnitee is not a director of the Company but is an officer.

(b)           Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

(c)           If, at the time of the receipt of a notice of a claim pursuant to Section 8 hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies.  The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

10.         DEFENSE OF CLAIM.

In the event that the Company shall be obligated under Section 6 hereof to pay the Expenses of any Proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so.  After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that (i) Indemnitee shall have the right to employ counsel in any such Proceeding at Indemnitee’s expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, or (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company.

11.         ATTORNEYS' FEES.

In the event that Indemnitee or the Company institutes an action to enforce or interpret any terms of this Agreement, the Company shall reimburse Indemnitee for all of the Indemnitee’s reasonable fees and expenses in bringing and pursuing such action or defense, unless as part of such action or defense, a court of competent jurisdiction determines that the material assertions made by Indemnitee as a basis for such action or defense were not made in good faith or were frivolous.

12.         CONTINUATION OF OBLIGATIONS.

All agreements and obligations of the Company contained herein shall continue during the period the Indemnitee is a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and shall continue thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that Indemnitee served in any capacity referred to herein.

13.         SUCCESSORS AND ASSIGNS.

This Agreement establishes contract rights that shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

14.         NON-EXCLUSIVITY.

(a)           The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed to be exclusive of any other rights that the Indemnitee may have under any provision of law, the Company’s Certificate of Incorporation or Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements or otherwise, both as to action in the Indemnitee’s official capacity and action in another capacity while occupying the Indemnitee’s position as a director or officer of the Company.

(b)           In the event of any changes, after the date of this Agreement, in any applicable law, statute, or rule which expand the right of a Delaware corporation to indemnify its officers and directors, the Indemnitee's rights and the Company’s obligations under this Agreement shall be expanded to the full extent permitted by such changes.  In the event of any changes in any applicable law, statute or rule, which narrow the right of a Delaware corporation to indemnify a director or officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

15.         EFFECTIVENESS OF AGREEMENT.

To the extent that the indemnification permitted under the terms of certain provisions of this Agreement exceeds the scope of the indemnification provided for in the Delaware General Corporate Law, such provisions shall not be effective unless and until the Company’s Certificate of Incorporation authorize such additional rights of indemnification.  In all other respects, the balance of this Agreement shall be effective as of the date set forth on the first page and may apply to acts of omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee or other agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.

16.         SEVERABILITY.

Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law.  The Company’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement.  The provisions of this Agreement shall be severable as provided in this Section 16.  If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

17.  GOVERNING LAW.

This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware, without reference to its conflict of law principals.  To the extent permitted by applicable law, the parties hereby waive any provisions of law which render any provision of this Agreement unenforceable in any respect.

18.         NOTICE.

All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date.  Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

19.         MUTUAL ACKNOWLEDGMENT.

Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise.  Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the appropriate state or federal regulatory agency to submit for approval any request for indemnification, and has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee.

20.         COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

21.         AMENDMENT AND TERMINATION.

No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

COMPANY:	CHINA AGRITECH, INC.

By
Name:
Title:

Address:

Attention:
Facsimile:

INDEMNITEE:	As Individual:

Name: Anne Wang

Address:
Carlyle Asia Growth Capital
The Carlyle Group
66th Floor, Plaza 66
1266 Nanjing Road West
Shanghai 200040 China

FUND:	CARLYLE ASIA GROWTH PARTNERS IV, L.P.

	By	CAGP General Partner, L.P. as its General Partner

	By	CAGP Ltd., as its General Partner

By
Name:
Title:

Address:
Suite 2801, 28/F, Two Pacific Place
88 Queensway, Hong Kong

Attention:
Facsimile:

CAGP IV CO-INVESTMENT, L.P.

	By	CAGP General Partner, L.P. as its
General Partner

	By	CAGP Ltd., as its General Partner

By
Name:
Title:

Address:
Suite 2801, 28/F, Two Pacific Place
88 Queensway, Hong Kong

Attention:
Facsimile: